                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                  FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       April 30, 1997

                          Dean Witter, Discover & Co.
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               (exact name of registrant as specified in its charter)

      Delaware                        1-11758                      36-3145972
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  (State or other                   (Commission                 (IRS Employer
  jurisdiction of                   File Number)                Identification
  incorporation)                                                   Number)

               Two World Trade Center, New York, New York 10048
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              (Address of principal executive offices)(Zip code)



Registrant's telephone number, including area code: (212) 392-2222
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          (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS

As previously disclosed in Dean Witter, Discover & Co.'s ("DWD") Current Report on Form 8-K dated February 4, 1997, DWD and Morgan Stanley Group Inc. ("Morgan Stanley") announced a definitive agreement to merge (the "Merger"). This transaction is intended to be accounted for as a pooling of interests and the new company will be named Morgan Stanley, Dean Witter, Discover & Co. Under the terms of the definitive agreement each of Morgan Stanley's common shares will be exchanged for 1.65 of DWD's common shares. The Merger, which is expected to be completed in mid-1997, is subject to customary closing conditions, including certain regulatory approvals and the approval of the stockholders of both companies.

Attached and incorporated by reference as Exhibit 99.1 is the unaudited pro forma condensed combined statement of financial condition for the combined entity giving effect to the Merger.

Item 7(c).  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENT AND EXHIBITS

Exhibit No.  Description
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99.1 The Morgan Stanley, Dean Witter, Discover & Co. unaudited pro forma condensed combined statement of financial condition at March 31, 1997.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    DEAN WITTER, DISCOVER & CO.
                                    ______________________________
                                           (Registrant)

                                    By: /s/ Ronald T. Carman
                                    ______________________________
                                    Ronald T. Carman
                                    Senior Vice President

Dated :  April 30, 1997

Exhibit No.  Description
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99.1 The Morgan Stanley, Dean Witter, Discover & Co. unaudited pro forma condensed combined statement of financial condition at March 31, 1997.